ATTACHMENT FOR CURRENT FILING OF N-SAR
                                  SUB-ITEM 77O


The Trust had the following Rule 10f-3 transactions for the six months period ended June 30, 2006:

John Hancock Funds II
VALUE FUND
Procedures Pursuant to Rule 10f-3
For the Quarter Ended March 31, 2007


10f3 REPORT- John Hancock Funds II - Global Real Estate Fund
Procedures Pursuant to Rule 10f3
(1) Name of Underwriter and
Underwriting Syndicate Members
Credit Suisse First Boston, Merrill Lynch
(2) Names of Issuers
Home Inns & Hotels Mgmt ADR
(3) Title of Securities
Home Inns & Hotels Mgmt ADR
(4) Date of First Offering
10/25/2006
Comparable Securities
(1) (2) (3)
(5) Amount of Total Offering
7.90 million
(6) Unit Price of Offering
$13.80
(7) Underwriting Spread or
Commission
..5796
(8) Years of Issuer's Operations
(9) Trade Date
10/26/2006
(10) Portfolio Assets on Trade Date

JHF II Global Real Estate Securities $
155,599,018.38
JHT Global Real Estate Securities $
160,998,524
(11) Price Paid per Unit
$13.80
2
(12) Total Price Paid by Portfolio
JHF II Global Real Estate Fund $
55,200.00
JHT Global Real Estate Fund $
57,960.00
(13) Total Price Paid by Portfolio (12)
plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

(14) % of Portfolio Assets
Applied to Purchase
..035
(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
(16) Prohibitions set forth in paragraph
(B)(5) of Procedures not violated?
(17) Years of Continuous Operation
(unless municipal security, see below)
(18) Municipal Security Received
a
rating in compliance with paragraph (A)(4) of the Procedures?
(19) Have the conditions in paragraphs
(B)(1)(a), (B)(1)(b) and (B)(1)(c)
of Procedures been satisfied?
All purchases by RREEF America LLC described above were effected in compliance with the Trust's Rule 10f3 procedures.

10f3 REPORT -  John Hancock Funds II - Global Real Estate Fund
Procedures Pursuant to Rule 10f3
(1) Name of Underwriter and
Underwriting Syndicate Members
Credit Suisse First Boston, UBS
(2) Names of Issuers
Melco PBL Entertainment ADR
(3) Title of Securities
Melco PBL Entertainment ADR
(4) Date of First Offering
12/18/2006
Comparable Securities
(1) (2) (3)
(5) Amount of Total Offering
60.25 million
(6) Unit Price of Offering
$19.00
(7) Underwriting Spread or
Commission
..741
(8) Years of Issuer's Operations
(9) Trade Date
12/19/2006
(10) Portfolio Assets on Trade Date
JHF II Global Real Estate Securities $
160,692,118.61
JHT Global Real Estate Securities $
152,389,506.84
(11) Price Paid per Unit
$19.00
2
(12) Total Price Paid by Portfolio
JHF II Global Real Estate Fund $
306,850

JHT Global Real Estate Fund $
323,950
(13) Total Price Paid by Portfolio (12)
plus Total Price Paid for same securities
by other portfolios for which subadviser
acts as investment adviser
(14) % of Portfolio Assets
Applied to Purchase
..02%
(15) Test set forth in paragraph (B)(4) of
Procedures satisfied?
(16) Prohibitions set forth in paragraph
(B)(5) of Procedures not violated?
(17) Years of Continuous Operation
(unless municipal security, see below)
(18) Municipal Security Received a
rating in compliance with paragraph (A)(4)
of the Procedures?
(19) Have the conditions in paragraphs
(B)(1)(a), (B)(1)(b) and (B)(1)(c)
of Procedures been satisfied?
All purchases by RREEF America LLC described above were effected in compliance with the Trust's Rule 10f3 procedures.
_________________________________


                              John Hancock Funds II
                                   VALUE FUND
                        Procedures Pursuant to Rule 10f-3
                      For the Quarter Ended March 31, 2007

                                                                            Size of
                                         Ticker                             Offering
Trade Date Settlement Date Security Name Symbol  Deal Type # Shares Price   (Shares)     All Underwriting Members
---------- --------------- ------------- ------- --------- -------- ------ -----------   ----------------------------

 2/8/2007     2/13/2007    Fortress      FIG     Primary    800     $18.50  34,286,000
                           Investment                                                     Goldman Sachs
                           Group                                                          Lehman Brothers
                                                                                          Banc of America Securities
                                                                                          Citigroup
                                                                                          Deutsche Bank Securities
                                                                                          Bear Stearns & Co
                                                                                          Lazard Capital Markets
                                                                                          Merrill Lynch
                                                                                          Morgan Stanley
                                                                                          Wells Fargo Securities

  Affiliated            Security           Commission, Spread     % of Assets
 Underwriter         Purchased From             or Profit           on Trade
                                          ----------------------  -------------
---------------     -----------------

   Morgan
   Stanley          Lehman Brothers              1.1100              0.23%










All transactions have been properly accounted for in accordance with JHT's procedures.

                              John Hancock Funds II
                                   VALUE FUND
                        Procedures Pursuant to Rule 10f-3
                     For the Quarter Ended December 31, 2006

                                                                            Size of
                                         Ticker                             Offering
Trade Date Settlement Date Security Name Symbol  Deal Type # Shares Price   (Shares)     All Underwriting Members
---------- --------------- ------------- ------- --------- -------- ------ -----------   ----------------------------

11/15/2006 11/212006       Hertz Global  HTZ     Primary            $15.00   88,240,000
                           Holdings Inc.                    3,500                         Goldman Sachs
                                                                                          JP Morgan
                                                                                          Lehman Brothers
                                                                                          Merrill Lynch & Co.
                                                                                          Credit Suisse Securities
                                                                                          Morgan Stanley
                                                                                          UBS Securities
                                                                                          Wachovia Capital Markets


11/21/2006 11/272006       Aercap Holdings AER    Secondary 1,000   $23.00   26,100,000  Goldman Sachs
                           NV                                                            Lehman Brothers
                                                                                         Merrill Lynch & Co.
                                                                                         Morgan Stanley
                                                                                         Calyon Securities USA Inc.
                                                                                         Citigroup
                                                                                         JP Morgan
                                                                                         UBS Investment Bank
                                                                                         Wachovia Securities Inc.
  Affiliated            Security           Commission, Spread       % of Assets
 Underwriter         Purchased From             or Profit             on Trade
                                          ----------------------    ------------
---------------     -----------------

    Morgan
   Stanley           Goldman Sachs               0.6375                0.97%







    Morgan
   Stanley           Goldman Sachs               1.6100                0.43%

All transactions have been properly accounted for in accordance with JHT's procedures.

                              John Hancock Funds II
                                   VALUE FUND
                        Procedures Pursuant to Rule 10f-3
                      For the Quarter Ended March 31, 2007

                                                                            Size of
                                         Ticker                             Offering
Trade Date Settlement Date Security Name Symbol  Deal Type # Shares Price   (Shares)     All Underwriting Members
---------- --------------- ------------- ------- --------- -------- ------ -----------   ----------------------------

2/8/2007   2/13/2007       Fortress      FIG     Primary   800      $18.50  34,286,000
                           Investment                                                     Goldman Sachs
                           Group                                                          Lehman Brothers
                                                                                          Banc of America Securities
                                                                                          Citigroup
                                                                                          Deutsche Bank Securities
                                                                                          Bear Stearns & Co
                                                                                          Lazard Capital Markets
                                                                                          Merrill Lynch
                                                                                          Morgan Stanley
                                                                                          Wells Fargo Securities




  Affiliated            Security           Commission, Spread      % of Assets
 Underwriter         Purchased From             or Profit            on Trade
                                          ----------------------   -------------
---------------     -----------------

    Morgan
   Stanley          Lehman Brothers              1.1100               0.23%










All transactions have been properly accounted for in accordance with JHT's procedures.

                              John Hancock Funds II
                                   VALUE FUND
                        Procedures Pursuant to Rule 10f-3
                     For the Quarter Ended December 31, 2006

                                                                            Size of
                                         Ticker                             Offering
Trade Date Settlement Date Security Name Symbol  Deal Type # Shares Price   (Shares)     All Underwriting Members
---------- --------------- ------------- ------- --------- -------- ------ -----------   ----------------------------

11/15/2006  11/212006      Hertz Global    HTZ    Primary            $15.00  88,240,000
                           Holdings Inc.                     3,500                        Goldman Sachs
                                                                                          JP Morgan
                                                                                          Lehman Brothers
                                                                                          Merrill Lynch & Co.
                                                                                          Credit Suisse Securities
                                                                                          Morgan Stanley
                                                                                          UBS Securities
                                                                                          Wachovia Capital Markets


11/21/2006  11/272006       Aercap Holdings AER   Secondary  1,000   $23.00  26,100,000  Goldman Sachs
                            NV                                                           Lehman Brothers
                                                                                         Merrill Lynch & Co.
                                                                                         Morgan Stanley
                                                                                         Calyon Securities USA Inc.
                                                                                         Citigroup
                                                                                         JP Morgan
                                                                                         UBS Investment Bank
                                                                                         Wachovia Securities Inc.

  Affiliated            Security           Commission, Spread      % of Assets
 Underwriter         Purchased From             or Profit            on Trade
                                          ----------------------   -------------
---------------     -----------------

    Morgan
   Stanley           Goldman Sachs               0.6375               0.97%








    Morgan
   Stanley           Goldman Sachs               1.6100               0.43%

All transactions have been properly accounted for in accordance with JHT's procedures.